SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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GEOGLOBAL RESOURCES INC.
(Name of Registrant as Specified in Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than Registrant)

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GEOGLOBAL RESOURCES INC.
SUITE #200, 625 – 4 AVENUE S.W.
CALGARY, ALBERTA     T2P 0K2     CANADA

December 19, 2011

Dear Stockholder:

On behalf of the Board of Directors of GeoGlobal Resources Inc. (the “Company”), you are cordially invited to attend a special meeting (the “Meeting”) of all the stockholders of the Company, to be held on February 6, 2012, at the Westin Hotel,  320 – 4 Avenue SW, Calgary, Alberta, T2P 2S6 at 3:30pm Mountain Time.

On November 21, 2011, the Company closed a private placement transaction with The Israel Land Development Company – Energy Ltd. (“ILDE”) (the “Transaction”) and entered into certain other agreements in connection therewith (together, the “Transaction Agreements”).  The description of the Transaction contained in this proxy is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreements, which are attached as Exhibits 10.1, 10.2 and 10.3 to our Current Report on Form 8-K filed on November 23, 2011, and incorporated herein by reference.

In connection with the Transaction, the Company and ILDE entered into a Securities Purchase and Exchange Agreement (the “Securities Purchase and Exchange Agreement”), pursuant to which the Company has agreed, upon receiving stockholder approval and the satisfaction of other conditions set forth therein, to (a) issue 32,740,479 shares of common stock, par value $0.001 per share (the “Common Stock”), and 16,466,639 warrants to purchase shares of the Company’s common stock (the “Warrants”)  to ILDE in exchange for the issuance by ILDE of 28,402,262 ordinary shares, nominal value NIS0.01 per share, and (b) grant ILDE the right to purchase 16,466,639 units, each consisting of (i) one share of the Company’s common stock and (ii) a warrant to purchase shares of the Company’s common stock (the “Units”, and together with the Common Stock and the Warrants, the “Securities”).

Under the terms negotiated under an existing agreement with Rodman & Renshaw, LLC (“Rodman & Renshaw”), dated May 20, 2011, the Company is required to pay Rodman & Renshaw such number of Warrants to purchase shares of Common Stock equal to 6% of the aggregate number of Warrants issued under a placement facilitated by them.  As Rodman & Renshaw facilitated the Transaction, the Company is required to issue 1,975,996 additional Warrants to purchase Common Stock to Rodman & Renshaw.  Moreover, under the Securities Purchase and Exchange Agreement, ILDE is entitled to up to a 50% participation right in the total of any issuances during the period from November 21, 2011 to May 1, 2012.

At the Meeting, you will be asked to vote to approve, as a condition to the closing of the Securities Purchase and Exchange Agreement, the following proposal:
1.
The issuance of the Securities, which will require the listing of additional shares to be issued as the sole consideration for an acquisition of ILDE’s stock where the potential issuance of Common Stock, or securities convertible into Common Stock, could result in an increase in outstanding common shares of 20% or more, and which will constitute an issuance of securities convertible into or exercisable for a number of shares of the Company’s Common Stock in excess of 20% of our presently outstanding Common Stock;

In connection with the Transaction, you will also be asked to approve the following proposals (together with Proposal 1, the “Proposals”):
2.
The issuance of up to 1,975,996 Warrants to purchase shares of the Company’s Common Stock to Rodman & Renshaw, as compensation for acting as Placement Agent for the Transaction and the potential issuance of up to 1,975,996 additional Warrants to purchase shares of the Company’s Common Stock to ILDE pursuant to the participation rights set forth in the Securities Purchase and Exchange Agreement for a total issuance of up to 3,951,992 Warrants; an

3.
A Proposal to amend the certificate of incorporation of the Company (as amended, the “Company Certificate”) to increase the number of authorized shares of Company Common Stock from 200,000,000 shares to 250,000,000 shares.

The Company’s Board of Directors unanimously recommends that you vote “FOR” each of the Proposals.

Stockholders of record of the Company as of the close of business on December 15, 2011 are entitled to vote at the Meeting.

The proxy statement provides you with information about the Transaction and the Meeting.  We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the Securities and Exchange Commission (the “SEC”). See “Where You Can Find Additional Information” in the proxy statement.

Regardless of the number of shares of Company Common Stock you own, your vote is important. Because certain of the Proposals require the approval of a majority of the outstanding shares of Company Common Stock, the failure to vote on any such Proposal will have the same effect as a vote against such Proposal. Whether or not you plan to attend the Meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. If your shares of Company Common Stock are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct such broker or other nominee how to vote in accordance with the voting instruction form furnished by such broker or other nominee.

Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Meeting.

Thank you for your cooperation and continued support.

Sincerely,

Paul B. Miller
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
February 6, 2012

Notice is hereby given that a Special Meeting of Stockholders (“the Meeting”) of GeoGlobal Resources Inc. (“GeoGlobal” or the “Company”) will be held at the Westin Hotel,  320 – 4 Avenue SW, Calgary, Alberta, T2P 2S6 at 3:30pm Mountain Time on Monday, the 6th of February, 2012 for the following purposes:

1.
To approve the issuance of the Securities, which will require the listing of additional shares to be issued as the sole consideration for an acquisition of ILDE’s stock where the potential issuance of Common Stock, or securities convertible into Common Stock, could result in an increase in outstanding common shares of 20% or more, and which will constitute an issuance of securities convertible into or exercisable for a number of shares of the Company’s Common Stock in excess of 20% of our presently outstanding Common Stock;

2.
To approve the issuance of up to 1,975,996 Warrants to purchase shares of the Company’s Common Stock to Rodman & Renshaw, as compensation for acting as Placement Agent for the Transaction and to approve the potential issuance of up to 1,975,996 additional Warrants to purchase shares of the Company’s Common Stock to ILDE pursuant to the participation rights set forth in the Securities Purchase and Exchange Agreement for a total issuance of up to 3,951,992 Warrants; and

3.
To approve an amendment to the certificate of incorporation of the Company (as amended, the “Company Certificate”) to increase the number of authorized shares of Company Common Stock from 200,000,000 shares to 250,000,000 shares.

Information with respect to the above is set forth in the Proxy Statement which accompanies this Notice of Special Meeting of Stockholders.  Unless the context should otherwise require, references to “we”, “us” and “our” refer to GeoGlobal.  Only holders of shares of our Common Stock of record at the close of business on December 15, 2011 (the "Record Date") are entitled to notice of and to vote at the Meeting.

We hope that all of our stockholders who can conveniently do so will attend the Meeting.  Stockholders who do not expect to be able to attend the Meeting are requested to mark, date and sign the enclosed proxy and return same in the enclosed pre-addressed envelope which is intended for your convenience.

Patti J. Price, Secretary

Dated:  December 19, 2011

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on February 6, 2012

Our Proxy Statement is available to registered holders on the internet at www.envisionreports.com/GGR and to beneficial/street holders at www.edocumentview.com/GGR

PROXY STATEMENT

GENERAL INFORMATION

As permitted by rules adopted by the U.S. Securities and Exchange Commission, our Company will furnish proxy materials to our stockholders on the Internet instead of mailing printed copies of those materials to all of our shareholders.  This option allows our Company to provide our stockholders with information they need, while reducing our use of natural resources and saving on paper, printing and mailing costs.

If you received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the Notice of Internet Availability.  The Notice of Internet Availability is being mailed to our stockholders on or about December 20, 2011 and provides instructions on how you may access and review the proxy materials on the internet as well as how to vote your shares.

Who May Vote
Except as noted below, holders of record of shares of our common stock, par value $0.001 (“Common Stock”) at the close of business on December 15, 2011 may vote at the Meeting.  Each holder of Common Stock is entitled to one (1) vote per share for each Proposal being voted on at the Meeting.

How to Vote
You may vote in person at the Meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Meeting.

If you are a registered stockholder (meaning your name is included on the security holder file maintained by our transfer agent, Computershare Trust Co. N.A.), you can vote in person or by using the internet or telephone as instructed on the Notice of Internet Availability or by completing, signing, dating and returning your proxy card in the enclosed envelope.

If your shares are held in the name of your bank, brokerage firm or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.  Please note that if your shares are held by a bank, brokerage firm or other nominee, and you decide to attend and vote at the special meeting, your vote in person at the special meeting will not be effective unless you present a legal proxy, issued in your name from your bank, brokerage firm, or other holder of record.

Whether or not you expect to personally attend the Meeting, we urge you to vote your shares by phone, via the internet or by signing, dating and returning the enclosed proxy card.  Voting early will ensure the presence of a quorum at the meeting and will save our Company the expense and extra work of additional solicitation.  An addressed envelope, postage paid if mailed in the United States, is enclosed if you wish to vote your shares by returning your completed proxy card by mail.  Submitting your proxy now will not prevent you from voting at the meeting, as your vote by proxy is revocable at your option.

Voting by the internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated.  Most important, by using the internet or telephone, you help us reduce postage and proxy tabulation costs.

How Proxies Work
Our Board of Directors is asking for your proxy.  Giving us your proxy means you authorize us to vote your shares at the Meeting in the manner you direct.

If you give us your signed proxy but do not specify how to vote, we will vote your shares in favor of the Proposals.

Matters to be Presented
We are not aware of any matters to be presented other than those described in this proxy statement.  If any matters not described in this proxy statement are properly presented at the Meeting, the proxies will use their own judgment to determine how to vote your shares.  If the Meeting is postponed or adjourned, the proxies will vote your shares on the new Meeting date in accordance with your previous instructions, unless you have revoked your proxy.

Revoking a Proxy
If you are a registered stockholder, you may revoke your proxy before it is voted by:
•	Notifying our Secretary in writing before the Meeting at the address given on the cover page of this proxy statement; or
•	Voting in person at the Meeting.

If your shares are held in the name of your bank, brokerage firm or other nominee, you should follow the instructions received from them or contact your broker, in order to change your vote.

Conduct of the Meeting
The Chairman of our Meeting has broad authority to conduct the Meeting in an orderly manner.  This authority includes establishing rules for stockholders who wish to address the Meeting.  Copies of these rules will be available at the Meeting.  The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business.  The Chairman may also rely on applicable law regarding disruptions or disorderly conduct to ensure that the Meeting is conducted in a manner that is fair to all stockholders.

Directions to the Meeting
The Westin Hotel is located in downtown Calgary near the main light rail transit system network.  The street address is 320 – 4 Avenue SW, Calgary, Alberta T2P 2S6.

Webcast of the Meeting
We are pleased to offer an audio/visual webcast of the Meeting.  You may listen to our Meeting via telephone or listen and view the live webcast by internet access, both as described below:

Webcast:
To listen and view the live webcast of the Meeting, you can go to our website at www.geoglobal.com and click on "Special Meeting Webcast".  You may also listen and view the live webcast at the website of Canada News Wire Group at:
http://www.newswire.ca/en/webcast/viewEvent.cgi?eventID=3788400

Webcast Replay:
The webcast replay will be available on our website at www.geoglobal.com from 5:00 p.m. EDT, Monday, February 6, 2012 until 11:59 p.m. on Tuesday, February 14, 2012 and also on the CNW Group website for ninety (90) days from the date of the meeting.  Be advised that listening to the webcast via our website requires speakers and Windows Media Player.

Additional Information on the Meeting
If you have questions or would like more information about the Meeting, you can contact us in any of the following ways:
—	Via the Internet:	Go to our website, www.geoglobal.com, and click on the “Contact Us” link or send an e-mail directly to info@geoglobal.com to request additional stockholder information.

—	By telephone:	+1 (403) 777-9250

—	By writing to the following address:	Patti J. Price, Secretary
GeoGlobal Resources Inc.
Suite #200, 625 – 4 Avenue S.W.
Calgary, Alberta, Canada
T2P 0K2

Contacting our Board
Our Board has provided a process for stockholders to communicate with its members.  Stockholders and other interested parties who wish to communicate with our directors may address their correspondence to the Board, to a particular director, to the non-employee directors or to any other group of directors or committee of the Board, in care of Patti Price, Secretary, GeoGlobal Resources Inc., at the address given above.  You may make any concerns known confidentially to the non-employee directors by marking your envelope “Confidential” and addressing the communication to the Board of Directors, in care of the Secretary.

VOTING SECURITIES

Outstanding Shares and Voting Rights
At the close of business on December 15, 2011 (the “Record Date”), we had 99,213,572 outstanding shares of Common Stock.

Each holder of Common Stock is entitled to one (1) vote per share at the Meeting, except for the 16,466,639 shares of Common Stock held by ILDE that are not entitled to vote on Proposals 1 or 2, but, if present in person or by proxy, will be counted to determine whether a quorum is present for the Meeting and each Proposal.  ILDE is also entitled to vote on Proposal 3 and any other general matter that may come before the Meeting.

In order for any business to be conducted at the Special Meeting, the holders of 33 1/3% of the shares issued and outstanding and entitled to vote at the meeting must be present, either in person or represented by proxy. For purposes of determining the presence of a quorum, abstentions and broker non−votes will be counted as present. A broker non−vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be adjourned or postponed by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted.

In order for your shares of Company common stock to be included in the vote, you must vote your shares by completing, signing, dating and returning the enclosed proxy card or by voting by telephone or the internet in accordance with the instructions set forth on the proxy card, or by voting in person at the special meeting. If your shares are held in “street name” by your broker, dealer, commercial bank, trust company or other nominee, you should instruct your broker or other nominee on how to vote your shares using the instructions provided by such broker or other nominee. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker or other nominee and they can give you directions on how to vote your shares.

Proposals 1 and 2 require the affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote. Proposal 3 requires the affirmative vote of a majority of our outstanding shares. Any abstentions will have the effect of a vote against Proposals 1, 2 and 3. Any “broker non−votes” (shares held by brokers or nominees as to which they have discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) will have the effect of a vote against Proposal 3, but will have no effect on Proposals 1 and 2.

Each Proposal is to be considered and voted upon by our shareholders as a separate proposal requiring a separate vote.  If Proposal 1 is not approved, Rodman & Renshaw will not be entitled to any of the Warrants contemplated in Proposal 2 and therefore, ILDE will not be entitled to participate in any additional Warrants.

NOTE OF CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements included or incorporated by reference in this proxy statement or in information we file with the SEC are “forward-looking statements”, as defined in the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties.  These statements are based on the beliefs and assumptions of our management and the management of our subsidiaries. Generally, forward-looking statements include information concerning possible or assumed future actions, events or results of operations of our company.  Forward-looking statements include, but are not limited to:
—	statements regarding our plans and objectives relating to our future operations,
—	plans and objectives regarding the exploration, development and production activities conducted on the exploration blocks in India, Israel and Colombia where we have interests,
—
plans regarding drilling activities intended to be conducted through the ventures in which we are a participant, the success of those drilling activities and our ability and the ability of the ventures to complete any wells on the exploration blocks, to develop reserves of hydrocarbons in commercially marketable quantities, to establish facilities for the collection, distribution and marketing of hydrocarbons, to produce oil and natural gas in commercial quantities and to realize revenues from the sales of those hydrocarbons,

—
our ability to maintain compliance with the terms and conditions of licenses and our production sharing and other contracts, including the related work commitments, to obtain consents, waivers and extensions under the terms of these licenses and production sharing and other contracts as and when required, and our ability to fund those work commitments,
—
our plans and objectives to join with others or to directly seek to enter into or acquire interests in additional licenses and production sharing or other contracts in India, Israel, Colombia and elsewhere,

—	our assumptions, plans and expectations regarding our future capital requirements,
—	our plans and intentions to raise additional capital we require and our likelihood of success in that regard,
—
the costs and expenses to be incurred in conducting exploration, well drilling, development and production activities, our estimates as to the anticipated annual costs of those activities and the adequacy of our capital to meet our requirements for our present and anticipated levels of activities are all forward-looking statements.

If our plans fail to materialize, your investment will be in jeopardy.
—	We cannot assure you that our assumptions or our business plans and objectives will prove to be accurate or be able to be attained.
—
We cannot assure you that the exploratory drilling to be conducted on the exploration blocks in which we hold an interest will result in a discovery of reserves of hydrocarbons or that any hydrocarbons discovered will be in commercially recoverable quantities.  In addition, the realization of any revenues from commercially recoverable hydrocarbons is dependent upon the ability to deliver, store and market any hydrocarbons discovered.

—	Our ability to realize material revenues cannot be assured. Our ability to successfully drill, test and complete significant numbers of producing wells cannot be assured.
—
We cannot assure you that we will have available the capital required to meet our plans and objectives at the times and in the amounts required or we will have available to us the amounts we are required to fund under the terms of the licenses or production sharing and other contracts we are a party to.  We cannot assure you that we will be successful in raising the additional capital we currently require.

—
We cannot assure you that we will be successful in joining any further ventures seeking to be granted licenses or production sharing or other contracts in India, Israel, Colombia or elsewhere or that we will be successful in acquiring interests in existing ventures.

—
We cannot assure you that we will obtain all required consents, waivers and extensions from a governmental or regulatory body in India, Israel or Colombia as and when required to maintain compliance with the licenses or production sharing or other contracts we have entered into, that we may not be adversely affected by any delays we may experience in receiving those consents, waivers and extensions, and that we may not incur liabilities under the production sharing or other contracts for our failure to maintain compliance with the requirements of and timely complete the related work programs.

—
We cannot assure you that GSPC will not be successful in its efforts to obtain payment from us on account of exploration costs it has expended on the KG Offshore Block for which it asserts we are liable or otherwise seek to hold us in breach of the PSC or commence arbitration proceedings against us and be successful in its assertion that it can terminate our contract with them or the Government of India.

—
We cannot assure you of our ability to meet our goals and objectives.  The consequences to us from adverse developments in general economic or capital market conditions, events having international consequences, or military or terrorist activities could have a material adverse effect on us.

Because the factors discussed in this proxy statement and the documents incorporated by reference herein and therein could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any such forward-looking statements.  Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.  New factors emerge from time to time, and it is not possible for us to predict which will arise.  In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Our inability to meet our goals and objectives or the consequences to us from adverse developments in general economic or capital market conditions, events having international consequences, or military or terrorist activities could have a material adverse effect on us.  We caution you that various risk factors accompany those forward-looking statements and are described, among other places, in our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K incorporated herein by reference.  These risk factors could cause our operating results, financial condition and ability to fulfill our plans to differ materially from those expressed in any forward-looking statements made in this proxy statement and the documents incorporated by reference herein and therein and could adversely affect our financial condition and our ability to pursue our business strategy and plans.

PROPOSALS FOR ADOPTION

PROPOSAL 1:  APPROVAL OF THE ISSUANCE OF SECURITIES AS A CONDITION OF CLOSING TO THE TRANSACTION UNDER THE RULES AND REGULATIONS OF THE NYSE AMEX.

On November 21, 2011, the Company closed a private placement transaction with The Israel Land Development Company – Energy Ltd. (“ILDE”) (the “Transaction”) and entered into certain other agreements in connection therewith (together, the “Transaction Agreements”).  The Transaction consists of two parts.  The first tranche closed on November 21, 2011 and involved the issuance by the Company of 16,466,639 shares of Common Stock to ILDE for US$3,951,993.  The second tranche involves a securities exchange, the issuance of Warrants and the potential issuance of Units.  It is subject to the approval of the stockholders and certain other closing conditions.  The description of the Transaction contained in this proxy is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreements, which are attached as Exhibits 10.1, 10.2 and 10.3 to our Current Report on Form 8-K filed on November 23, 2011, and incorporated herein by reference.

The Proposal
Until we receive stockholder approval for this proposal, we are not permitted to issue any of the Common Stock, Warrants or Units (defined below, and together, the “Securities”), contemplated by the Securities Purchase and Exchange Agreement between the Company and ILDE entered into on November 21, 2011 (the “Securities Purchase and Exchange Agreement”).  As such, we cannot close the Securities Purchase and Exchange Agreement.  If the stockholders approve this Proposal, we will consummate the Securities Purchase and Exchange Agreement and issue the number of shares of Common Stock, Warrants and Units purchased thereunder.  If stockholders do not approve this Proposal, we will not be able to consummate the Securities Purchase and Exchange Agreement and will be required to pay ILDE a US$2,000,000 termination fee.

At the Meeting, the stockholders will be asked to vote on:

Proposal 1.
The issuance of the Securities, which will require the listing of additional shares to be issued as the sole consideration for an acquisition of ILDE’s stock where the potential issuance of Common Stock, or securities convertible into Common Stock, could result in an increase in outstanding common shares of 20% or more, and which will constitute an issuance of securities convertible into or exercisable for a number of shares of the Company’s Common Stock in excess of 20% of our presently outstanding Common Stock.

Reasons for the Transaction
In approving the Transaction and in recommending that the Company’s stockholders approve the issuance of the Securities, the Company’s Board of Directors (the “Board of Directors”) carefully considered a number of factors, including, without limitation, the following factors which the Company believes include all material factors:

—	the information concerning the Company’s size, resources, businesses, prospects, business plans, financial performance and condition, results of operations, and competitive positions;

—	the terms of the Transaction Agreements, including price and structure, which were considered by the Company’s Board of Directors to provide a fair and equitable basis for the Transaction;

—
the possible alternatives to the Transaction, including alternative investors or continuing without the additional investment, which alternatives the Board of Directors evaluated and determined were less favourable to the Company’s stockholders than the Transaction given the potential risks, rewards and uncertainties associated with those alternatives;

—	the extensive efforts made by the Company and its advisors over a period of many months to solicit interest on the part of potential investors in the Company;

—	the fact that the Company’s stockholders would have the ability to share in any upside that might result from any future improved performance on the part of the Company;

—
the fact that ILDE engages in exploration of oil and gas and holds (through its fully owned subsidiaries) a 41.57% participating interest in the Company’s two Israeli licenses, known as the (347) Myra and (348) Sara licenses (the "Licenses"), in which the Company holds a 5% beneficial interest and is the operator;

—	potential impact of the Transaction on the Company in light of the current state of the Company’s operations, projections and business prospects;

—	current financial market conditions and historical stock market prices, volatility and trading information; and

—	the likelihood that the Transaction would be completed.

The Board of Directors also considered countervailing factors such as:

—
the risks and costs to the Company if the Transaction does not close, including the diversion of management and employee attention, potential employee attrition and the potential disruptive effect on business and customer relationships;

—	the risk that the US$2,000,000 termination fee will be payable by the Company if the Company does not obtain stockholder approval for the Transaction;

—
the risk that a US$3,000,000 termination fee payable by the Company upon the entry into a definitive agreement or consummation of a Superior Proposal (defined below) could discourage other potential investors from making an investment in the Company;

—	the dilution in the percentage ownership interest of the stockholders in the Company; and

—	the impact of having a large number of our shares held by a single stockholder, such as ILDE.

The foregoing discussion of the factors considered by the Board of Directors is not intended to be exhaustive, but rather includes the principal factors considered by the Board of Directors. The Board of Directors collectively reached the conclusion to approve the Transaction in light of the various factors described above and other factors that the members of the Board of Directors believed were appropriate. In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Transaction and the complexity of these matters, the Board of Directors did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board of Directors. Rather, the Board of Directors made its recommendation based on the totality of information presented to it and the investigation conducted by it. In considering the factors discussed above, individual members of the Board of Directors may have given different weights to different factors.

Background of the Proposal
Since 2010, our Board of Directors has recognized the need for additional working capital to fund, among other things, our oil and gas exploration activities.  Accordingly, on May 2, 2011, the Company formed a special committee of its Board of Directors for the purpose of exploring financial and strategic opportunities (the “Special Committee”).

Over the ensuing months, the Special Committee reviewed various alternatives for financing and other strategic transactions.  However, despite extensive evaluations and discussions with various potential investors during this period, none of these efforts led to a proposal that the Special Committee determined to be in the best interests of the Company and its stockholders.

During 2011, the Company approached ILDE, a company incorporated in Israel, with an investment proposal.  Due to the trading price of our Common Stock, our previous negotiations with other potential investors, our immediate need for funding, the state of the capital markets for similarly situated companies, and in order to comply with the listing rules of the NYSE Amex, our Board of Directors determined that the best alternative was an immediate raise of US$3,951,993 through a private placement of 19.9% of our then issued and outstanding Common Stock and a further securities purchase and exchange subject to stockholder approval.

On November 21, 2011, we entered into three agreements with ILDE as more fully described below.

Stock Purchase Agreement

Under the terms of a Stock Purchase Agreement (the “Stock Purchase Agreement”), the Company issued 16,466,639 shares of Common Stock of the Company to ILDE representing 19.9% of the issued and outstanding shares of Common Stock prior to the issuance, for total consideration of US$3,951,993.

Under the Stock Purchase Agreement, we also agreed to cause one director serving on the Board of Directors to resign from the Board of Directors and that we, acting through the Board of Directors, would appoint one individual selected by ILDE to fill the vacancy.  Thereafter, for so long as ILDE and its affiliates hold at least 16% of the issued and outstanding shares of Common Stock, we will take such action as is necessary to nominate one individual selected by ILDE to serve on the Board of Directors.

The Company used the proceeds from the Stock Purchase Agreement to fund the Company’s share, owned through its fully-owned subsidiary GeoGlobal Resources (India) Inc., in the Licenses’ exploration and development activities.

Securities Purchase and Exchange Agreement

Under the terms of the Securities Purchase and Exchange Agreement, subject to the approval of the stockholders of the Company and the other conditions described below, the Company agreed to issue to ILDE 32,740,479 shares of Common Stock and 16,466,639 warrants to purchase shares of Common Stock (the “Warrants”) in exchange for the issuance by ILDE of 28,402,262 ordinary shares of ILDE (the “ILDE Ordinary Shares”) to the Company (the “Share Exchange” and the closing of the Share Exchange is referred to as the “Share Exchange Closing”).  In addition, the Company agreed to grant ILDE the right, exercisable in whole or in part from time to time following receipt of stockholder approval of this Proposal and through July 31, 2012, to subscribe for and purchase from the Company up to 16,466,639 units (“Units”), with each Unit consisting of (i) one share of Common Stock and (ii) one Warrant.  The purchase price per Unit is US$0.24 (subject to customary anti-dilution adjustments).  The Warrants to be issued at the Share Exchange Closing and the Warrants underlying the Units have an exercise price of US$0.30 (subject to customary anti-dilution adjustments) and may be exercised for a period of twelve months following the date that is six months after the date of applicable issue.

From the date of the Securities Purchase and Exchange Agreement until the earlier of (i) May 31, 2012 and (ii) the Share Exchange Closing, the Company is subject to certain “no-shop” restrictions on its abilities to solicit alternative transactions.  The no-shop provision is subject to a “fiduciary-out” provision that allows the Board of Directors under certain circumstances to change its recommendation to the Company’s stockholders regarding the Securities Purchase and Exchange Agreement in favor of an alternative proposal that is determined to be superior to the Securities Purchase and Exchange Agreement (a “Superior Proposal”) based on the parameters described therein.

Consummation of the Securities Purchase and Exchange Agreement is subject to various closing conditions including: (i) approval by the stockholders of the Company in accordance with applicable law, the organizational documents of the Company and Sections 712 and 713 of the NYSE Amex Company Guide; (ii) approval by the Tel Aviv Stock Exchange of the registration of the ILDE Ordinary Shares to be issued to the Company in the Share Exchange; (iii) the absence of any law or order then in effect that would have the effect of making the Transaction illegal or otherwise restricting, preventing or prohibiting the Transaction; and (iv) the absence of any pending or threatened legal action wherein an unfavorable order would reasonably be expected to (A) prevent consummation of the Transaction or any part thereof, (B) cause the Transaction or any part thereof to be rescinded following consummation thereof or (C) cause or require the payment by the Company of any damages, fines or other penalties or awards that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (as defined in the Securities Purchase and Exchange Agreement).

The Securities Purchase and Exchange Agreement may be terminated by: (i) mutual written agreement of the parties; (ii) the Company or ILDE if (A) stockholder approval is not received by February 12, 2012 or (B) the Transaction is permanently restrained, enjoined or otherwise prohibited by a final and nonappealable order; (iii) the Company upon (A) the occurrence of an ILDE Material Adverse Effect (as defined in the Securities Purchase and Exchange Agreement) or (B) a breach or violation of any representation, warranty, covenant or agreement on the part of ILDE set forth in the Securities Purchase and Exchange Agreement which results in the failure of the related closing condition to be satisfied and is not cured in accordance with the Securities Purchase and Exchange Agreement; or (iv) ILDE upon (A) the occurrence of a Company Material Adverse Effect, (B) a breach or violation of any representation, warranty, covenant or agreement on the part of the Company set forth in the Securities Purchase and Exchange Agreement which results in the failure of the related closing condition to be satisfied and is not cured in accordance with the Securities Purchase and Exchange Agreement or (C) the Board of Directors or any committee thereof withdraws or modifies, or proposes publicly to withdraw or modify, in a manner adverse to ILDE, the approval or recommendation by the Board of Directors or such committee of the Transaction.

If the Securities Purchase and Exchange Agreement is terminated pursuant to (x) clause (ii)(A) above, then the Company will be required to pay to ILDE a fee in the amount of US$2,000,000 or (y) clause (iv)(C) above and, either before such termination or within 12 months after such termination the Company enters into a definitive agreement with respect to, or consummates, a transaction that constitutes a Superior Proposal, then the Company will be required to pay to ILDE a fee in the amount of US$3,000,000.

Upon receipt of the Stockholder Approval, the Company will cause one director then serving on the Board of Directors to resign from the Board of Directors and the Company, acting through the Board of Directors, will appoint one individual selected by ILDE to fill such vacancy until the subsequent annual meeting of stockholders of the Company.  Thereafter, for so long as ILDE and its affiliates hold at least 18.75% of the issued and outstanding shares of Common Stock, the Company will take such action as is necessary to nominate two individuals selected by ILDE to serve on the Board of Directors (which two individuals, for the avoidance of doubt, will be inclusive of any individual that ILDE is entitled to nominate to serve on the Board of Directors pursuant to the Stock Purchase Agreement).

Registration Rights Agreement

In connection with the Stock Purchase Agreement and the Securities Purchase and Exchange Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) whereby the Company agreed to use its commercially reasonable efforts to ensure that all of the Common Stock underlying the securities issued or issuable pursuant to the Stock Purchase Agreement and the Securities Purchase and Exchange Agreement will be covered by an effective registration statement for resale as soon as practicable.

Voting Agreements

The Company and ILDE also entered into a voting agreement with Jean Paul Roy (the “Voting Agreement”), a director and stockholder of the Company who holds 22,419,991 shares of Common Stock as of the date of the Voting Agreement, pursuant to which Jean Paul Roy agreed to vote all of the shares of Common Stock beneficially owned by him in favor of the Proposal.  In addition, certain other stockholders of the Company have executed proxies in favor of ILDE, pursuant to which ILDE is permitted to vote the stockholders’ aggregate 1,588,210 shares of Common Stock in favor of the Proposal.

Reason for Request for Stockholder Approval
Our common stock is listed on the NYSE Amex (the “Exchange”) and as a result, we must comply with the rules and regulations of the Exchange.  Section 712 of the Exchange Company Guide (the “Company Guide”) requires that an Exchange listed company, like GeoGlobal, obtain shareholder approval before the Exchange will approve the Company’s application to list additional shares issued as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more. Likewise, a listed company is required to obtain shareholder approval pursuant to Section 713 of the Company Guide in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance of common stock, or securities convertible into common stock, at a price less than the greater of book or market value which equals 20% or more of the common stock outstanding before the issuance. In addition, Section 713 requires shareholder approval of a transaction that could potentially result in a change of control of an Exchange listed company.

On November 21, 2011, immediately prior to the consummation of the Stock Purchase Agreement, we had 82,746,933 shares of Common Stock issued and outstanding.  Because the Company issued 16,466,639 shares of Common Stock, totalling 19.9% of its then issued and outstanding Common Stock, stockholder approval is required for all additional issuances of Common Stock or securities convertible into Common Stock.  The Securities Purchase and Exchange Agreement contemplates issuing 32,740,479 shares of Common Stock and an additional 16,466,639 Warrants as consideration for the acquisition of 28,402,262 ILDE Ordinary Shares, and a further grant to ILDE of the right to purchase 16,466,639 Units consisting of one share of Common Stock and one Warrant.

Further, under Section 712 of the Company Guide, where shares are to be issued as sole or partial consideration for the acquisition of stock of another company, such as ILDE pursuant to the Transaction, we are prohibited from issuing more than 5% of our issued and outstanding shares of Common Stock where a substantial stockholder, such as ILDE, has a 5% or greater interest in the consideration to be paid or the Company to be acquired, without stockholder approval.  If approved by our stockholders, our issuance of the shares of Common Stock, the Warrants and the Units pursuant to the Securities Purchase and Exchange Agreement will result in the issuance of Common Stock, or securities convertible into Common Stock, in excess of 5% of our outstanding Common Stock.

We are seeking stockholder approval of this Proposal to comply with both Section 712 and 713 of the Company Guide.

Principal Effect on Outstanding Common Stock
If the stockholders approve the issuance of Common Stock and securities convertible into Common Stock hereunder, the Company could issue 82,140,396 additional shares of its Common Stock.  The issuance of 82,140,396 shares of Common Stock would dilute existing stockholders of the Company.

Consequences If Stockholder Approval is Not Obtained
Under the Securities Purchase and Exchange Agreement, the Company has agreed to seek stockholder approval of the potential issuance of 82,140,396 shares of its Common Stock at this Meeting.  The Company has further agreed that in the event the stockholders do not provide such approval at this meeting, the Company will pay US$2,000,000 to ILDE.  We do not currently have sufficient funds in cash to pay ILDE this fee.  In such an event, we will be required to raise additional capital, which would likely result in further dilution to our stockholders.  There can be no assurance that we would be successful in raising additional capital, or securing financing if needed or on terms satisfactory to us.  Any inability to obtain required financing on sufficiently favourable terms could have a material adverse effect on our business, results of operations and financial condition.

Recommendation of the Board
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

PROPOSAL 2:  APPROVAL OF THE ISSUANCE OF WARRANTS IN CONNECTION WITH THE TRANSACTION UNDER THE RULES AND REGULATIONS OF THE NYSE AMEX.

In connection with the Transaction, the Company incurred obligations under the agreement we have with Rodman & Renshaw, LLC (“Rodman & Renshaw”) (the “Engagement Letter”).  Compensating Rodman & Renshaw under our agreement will trigger the participation rights of ILDE under the Securities Purchase and Exchange Agreement.  Therefore, we are seeking stockholder approval to issue further securities convertible into Common Stock in connection with the Transaction.  This Proposal is not a condition to closing the Securities Purchase and Exchange Agreement.

The Proposal
At the Meeting, the stockholders will be asked to vote on:

Proposal 2.
If Proposal 1 is approved, the issuance of up to 1,975,996 Warrants to purchase shares of the Company’s Common Stock to Rodman & Renshaw, as compensation for acting as Placement Agent for the Transaction and the potential issuance of up to 1,975,996 additional Warrants to purchase shares of the Company’s Common Stock to ILDE pursuant to the participation rights set forth in the Securities Purchase and Exchange Agreement, for a total of up to 3,951,992 Warrants.

Background of the Proposal
Rodman & Renshaw Engagement Letter

On May 20, 2011, the Company entered into an Engagement Letter with Rodman & Renshaw.  Pursuant to the terms negotiated under this Engagement Letter, when Rodman & Renshaw acts as Placement Agent for the Company, it is entitled, as part of its compensation, to such number of Warrants to purchase 6% of the aggregate number of Warrants placed in the offering.  These Warrants have the same terms as the Warrants issued to ILDE, except that the exercise price is 125% of the price at which the securities are issued to ILDE.  Therefore, the Warrants may be exercised for twelve months following the date that is six months after the date of issue, and will have an exercise price of $0.375.

Under the terms negotiated under the Engagement Letter, Rodman & Renshaw is entitled to Warrants for 6% of the Warrants acquired by ILDE under the Securities Purchase and Exchange Agreement.  If Proposal 2 is approved, we would, immediately following the closing of the Securities Purchase and Exchange Agreement, issue 987,998 Warrants, with an exercise price of $0.375, to Rodman & Renshaw.  Rodman & Renshaw will earn the 987,998 Warrants issuable in connection with the Units only if and when ILDE exercises its rights under the Securities and Exchange Agreement to purchase the Units.  Should ILDE purchase the Units, we would, at that time, issue up to 987,998 Warrants, with an exercise price of $0.375, to Rodman & Renshaw.

Participation Rights

Under the Securities Purchase and Exchange Agreement, the Company may not issue any equity, debt or convertible securities of the Company prior to May 2012 unless the Company offers ILDE the right to purchase in the aggregate up to 50% of the total issuance by the Company, at the same price and on the same terms as those offered to the other purchaser (the “Participation Right”).

Because the Company may issue up to 1,975,996 Warrants to Rodman & Renshaw, ILDE will have the right to participate, should they so choose, in the Warrants issued to Rodman & Renshaw up to 50% of the total number of Warrants issued in connection with the Engagement Letter and the participation rights under the Securities Purchase and Exchange Agreement.  Therefore, ILDE may purchase up to 1,975,996 Warrants, depending on the Warrants issued to Rodman & Renshaw.

ILDE would have the right to purchase 987,998 Warrants (at a purchase price of $0.001 per underlying share and with an exercise price of $0.375) once Rodman & Renshaw is issued the first disbursement of Warrants for its work in connection with its placement of the Warrants in the Securities Purchase and Exchange Agreement.  If ILDE exercises its right to purchase the Units, ILDE would have the right to purchase the additional 987,998 Warrants (at a purchase price of $0.001 per underlying share and with an exercise price of $0.375) once the 987,998 Warrants issuable in connection with the purchase of the Units are issued to Rodman & Renshaw.

All Warrants issued to Rodman & Renshaw under the terms negotiated under the Engagement Letter or to ILDE pursuant to the Participation Right may be exercised for twelve months following the date that is six months after the date of issue.

Reason for Request for Stockholder Approval
Under Section 713 of the Company Guide, we are prohibited from issuing more than 20% of our issued and outstanding Common Stock without stockholder approval.  If approved by our stockholders, our issuance of the shares of Common Stock, the Warrants and the Units pursuant to the Securities Purchase and Exchange Agreement and the issuance of the Warrants to Rodman & Renshaw and the potential issuance of additional Warrants to ILDE will result in the issuance of Common Stock, or securities convertible into Common Stock, in excess of 20% of our outstanding Common Stock.  In addition, these shares of Common Stock and securities convertible into Common Stock will be issued by us at a price less than the greater of book or market value.  Accordingly, we are seeking stockholder approval of this Proposal in order to comply with Section 713 of the Company Guide.

Consequences If Stockholder Approval is Not Obtained
Until we receive stockholder approval for this proposal, we are not permitted to issue any of the Warrants, and as such, may not compensate our Placement Agent.  If the stockholders approve this Proposal, we will be able to compensate our Placement Agent and comply with our obligations toward ILDE under the Securities Purchase and Exchange Agreement.

Recommendation of the Board
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3:  APPROVAL OF AN AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WE ARE AUTHORIZED TO ISSUE.

General
The Board of Directors of our Company has recommended an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock, $0.001 par value, from 200,000,000 shares to 250,000,000 shares.  The proposed form of the Certificate of Amendment respecting the amendment to the Certificate of Incorporation to increase the number of shares of Common Stock authorized is attached hereto as Exhibit A.

The amendment has received the unanimous approval of our Board of Directors and will be adopted upon receiving the affirmative vote of a majority of the outstanding stock entitled to vote thereon at the Meeting.

We are currently authorized to issue 200,000,000 shares of Common Stock, of which 99,213,572 shares were outstanding at the close of business on the Record Date for the Meeting.  Also at the Record Date, we had reserved an additional 16,917,647 shares under the terms of outstanding options and warrants and convertible securities, including 8,020,000 shares reserved for future grants under the terms of our 2008 Stock Incentive Plan.  Under Proposal 1, the Transaction will require an additional 82,140,396 shares reserved for potential issuance to ILDE.  If Proposal 1 is approved, the terms negotiated under the Engagement Letter provide for the potential issuance of Warrants to purchase 1,975,996 shares to Rodman & Renshaw, as described in Proposal 2, with a concomitant right of ILDE under the Securities Purchase and Exchange Agreement to purchase Warrants to purchase an additional 1,975,996 shares.  Accordingly, at the Record Date, under our Certificate of Incorporation as effective at that date, we require at least an additional 2,223,607 shares of Common Stock to be authorized for issuance under our current outstanding options and warrants, our 2008 Stock Incentive Plan, the Transaction and the terms negotiated under the Engagement Letter.

In order for our Company to have sufficient shares unreserved and available for issuance for other corporate purposes, we are seeking stockholder approval of an amendment to our Certificate of Incorporation to increase the number of shares of Common Stock we are authorized to issue from 200,000,000 shares to 250,000,000 shares.

Other than shares to be issued pursuant to the Transaction and the Engagement Letter, and shares intended for issuance upon the exercise of options and warrants outstanding or that may be granted pursuant to existing plans or agreements, we have no present plans to issue any additional shares of our Common Stock or other options, warrants or convertible securities requiring the issuance, on exercise or conversion, any additional shares of Common Stock.

Reasons for the Proposed Increase in Authorized Shares.
Our Board of Directors recommends an increase in the number of authorized shares of the Company’s Common Stock from 200,000,000, shares to 250,000,000 shares.  Our Board of Directors believes it is desirable to increase the authorized shares of Common Stock in order to meet its existing contractual obligations under the Transaction and outstanding options and warrants and options that may be granted under the terms of our 2008 Stock Incentive Plan, as well as for future use for other corporate purposes, including possible acquisitions, financings, or stock dividends.  We have no plans at present to issue any of the additional shares of Common Stock we are seeking to have authority to issue other than those we plan to issue pursuant to the Transaction.  Our Board of Directors generally will have the power to issue the additional authorized shares without stockholder approval.  All newly authorized shares will have the same rights as the presently authorized shares, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid.  Under our Certificate of Incorporation, stockholders do not and will not have pre-emptive rights.  Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership interest and voting rights of existing stockholders.

Adoption of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

SUBMISSION OF STOCKHOLDER PROPOSALS OR DIRECTOR NOMINATIONS
FOR 2012 ANNUAL MEETING

Under Rule 14a-8 of the Securities and Exchange Act, any proposals or director nominations which stockholders intend to present for a vote of stockholders at our 2012 annual meeting and which such stockholders desire to have included in our proxy statement and form of proxy relating to that meeting must be sent to our executive office and received by December 30, 2011 and must otherwise comply with the requirements of Rule 14a-8.  After that date, the submission of stockholder proposals will be considered untimely.  Our Board has the right to review stockholder proposals to determine if they meet the requirements for being included in the proxy statement as such requirements have been established by the Securities and Exchange Commission.  All notices should be directed to: Corporate Secretary, GeoGlobal Resources Inc., Suite #200, 625 – 4 Avenue S.W., Calgary, Alberta, Canada T2P 0K2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

PRINCIPAL STOCKHOLDERS
This table sets forth information as of the Record Date about persons we know to beneficially own more than five (5) percent of our voting Common Stock.

Name and Address of Beneficial Owner	Amount Beneficially Owned (1)	Percent of Class

Jean Paul Roy c/o GeoGlobal Resources Inc. Suite 200, 625 – 4 Avenue S.W. Calgary, Alberta T2P 0K2	23,019,991 (2)(3)	23.2%
The Israel Land Development Company – Energy Ltd. 2 Arie Shenkar St. Tel-Aviv, 68010, Israel	40,474,840 (3)(4)(5)	40.8%
(1)
For purposes of the above table, a person is considered to “beneficially own” any shares with respect to which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire the beneficial ownership within 60 days following the Record Date.

(2)	Includes 22,419,991 shares of Common Stock and 600,000 options to purchase Common Stock exercisable within 60 days following the Record Date.
(3)
ILDE has entered into a Voting Agreement with Jean Paul Roy, the owner of 22,419,991 shares of Common Stock (the “Jean Paul Roy Shares”).  Pursuant to the Voting Agreement, ILDE has the power to vote the Jean Paul Roy Shares in favor of Proposal 1.  ILDE does not have the power to dispose of the Jean Paul Roy Shares.  The Voting Agreement terminates following the Meeting.

(4)
In addition to the Voting Agreement with Jean Paul Roy, ILDE has also received proxies from certain stockholders (the “Proxy Stockholders”), together holding 1,588,210 shares of common stock (the “Proxy Shares”), pursuant to which ILDE is permitted to vote all of the Proxy Shares in favor of Proposal 1.  The Proxies do not give ILDE the power to dispose of the Proxy Shares.  If the Proxy Stockholders disposed of the Proxy Shares, the number of shares beneficially owned would be reduced by the number of Proxy Shares disposed.

(5)	ILDE may not vote their 16,466,639 shares on Proposals 1 or 2, but may vote on Proposal 3.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
This table sets forth information as of the Record Date about the amount of Common Stock beneficially owned by our current directors and executive officers and our directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	(1)	Percentage of Outstanding Common Stock
Jean Paul Roy c/o GeoGlobal Resources Inc. Suite 200, 625 – 4 Avenue SW Calgary, Alberta T2P 0K2	23,019,991	(2) (10) (11)	23.2%
Paul B. Miller	390,000	(3)	*
Michael J. Hudson	250,000	(4)	*
David D. Conklin	83,334	(5)	*
Anoop Poddar	16,667	(6)	*
Sunil Karkera	275,000	(7)	*
Allan J. Kent	625,000	(8)	*
Dr. Miles Leggett	650,000	(9)	*
All directors and executive officers as a group (8 persons)	25,309,992		25.5%

*	holds less than 1%
(1)
For purposes of the above table, a person is considered to “beneficially own” any shares with respect to which he exercises sole or shared voting or investment power or of which he has the right to acquire the beneficial ownership within 60 days following the Record Date.

(2)	Includes 22,419,991 shares of Common Stock and 600,000 options to purchase Common Stock exercisable within 60 days following the Record Date.
(3)	Includes 40,000 shares of Common Stock and 350,000 options to purchase Common Stock exercisable within 60 days following the Record Date.
(4)	Includes options to purchase 250,000 shares of Common Stock exercisable within 60 days following the Record Date.
(5)	Includes options to purchase 83,334 shares of Common Stock exercisable within 60 days following the Record Date.
(6)	Includes options to purchase 16,667 shares of Common Stock exercisable within 60 days following the Record Date.
(7)	Includes options to purchase 275,000 shares of Common Stock exercisable within 60 days following the Record Date.
(8)	Includes options to purchase 625,000 shares of Common Stock exercisable within 60 days following the Record Date.
(9)	Includes 225,000 shares of Common Stock and 425,000 options to purchase Common Stock exercisable within 60 days following the Record Date.
(10)
On September 2, 2008, Mr. Roy entered into a Share Purchase Agreement (the “Agreement”) and a Securities Pledge Agreement with a private investor.  Pursuant to the Agreement, Mr. Roy agreed to sell on the closing date in a privately negotiated transaction 375,000 shares of our common stock at a price of $3.00 per share.  The Securities Pledge Agreement indemnifies the investor, should the investor elect to sell the shares, against any deficiency resulting to the investor between the purchase price for the shares of common stock plus a stipulated sum per share and the price realized from the sale during the period commencing six months and one day after the respective initial and subsequent closing dates of the investor’s purchase of the shares through the date seven months after such closing dates.  Due to intervening market conditions, the completion of the purchase of the shares from Mr. Roy was not completed.

(11)
ILDE has entered into a Voting Agreement with Jean Paul Roy, the owner of 22,419,991 shares of Common Stock (the “Jean Paul Roy Shares”).  Pursuant to the Voting Agreement, ILDE has the power to vote the Jean Paul Roy Shares in favor of Proposal 1.  ILDE does not have the power to dispose of the Jean Paul Roy Shares.  The Voting Agreement terminates following the Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this proxy statement is being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Special Meeting are being included for each account at the shared address.

Registered stockholders who share an address and would like to receive a separate copy of this proxy statement, or have questions regarding the householding process, may contact our transfer agent: Computershare Trust Co. N.A.  Promptly upon request, a separate copy of this proxy statement will be sent. By contacting Computershare Trust Co. N.A., registered stockholders sharing an address can also (i) notify us that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our Common Stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

PROXY SOLICITATION

The cost of soliciting proxies will be borne by us.  In addition to solicitation by use of the mails, certain officers and regular employees may solicit proxies personally and by telephone and we will request banks, brokerage houses and nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20459. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1−800−SEC−0330. The SEC also maintains an internet website, located at www.sec.gov, which contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

You may also obtain free copies of the documents the Company files with the SEC by written request directed to us at GeoGlobal Resources Inc., Suite #200, 625 – 4 Avenue S.W., Calgary, Alberta  T2P 0K2, Attention: Investor Relations, or by telephone at +1 (403) 777-9250.  If you would like to request documents, please do so by January 15, 2012, in order to receive them before the special meeting.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.

Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information we later file with the SEC may update and supersede the information incorporated by reference.  Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement. We incorporate by reference into this proxy statement the following documents filed by us with the SEC under the Exchange Act and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting:

—	our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (filed on March 31, 2011) as amended by Form 10-K/A (filed on April 5, 2011);

—	our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 (filed on May 16, 2011);

—	our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011 (filed on August 15, 2011);

—	our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 (filed on November 14, 2011);

—	Our Current Reports on Form 8-K reporting events of (filing date in parentheses):

January 27, 2011	(January 28, 2011)
February 14, 2011	(February 16, 2011)
March 2, 2011	(March 2, 2011)
March 9, 2011	(March 10, 2011)
March 8, 2011	(March 14, 2011)
March 29, 2011	(April 4, 2011)
April 4, 2011	(April 6, 2011)
April 20, 2011	(April 27, 2011)
May 4, 2011	(May 5, 2011)
May 17, 2011	(May 17, 2011)
June 6, 2011	(June 8, 2011)
June 9, 2011	(June 14, 2011)
June 30, 2011	(July 1, 2011)
July 1, 2011	(July 6, 2011)
July 26, 2011	(July 26, 2011)
August 9, 2011	(August 9, 2011)
August 15, 2011	(August 16, 2011)
September 7, 2011	(September 12, 2011)
November 9, 2011	(November 15, 2011)
November 19, 2011	(November 23, 2011)
December 8, 2011	(December 8, 2011)

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8−K, including the related exhibits, is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

Patti J. Price,
Secretary

Dated:  December 19, 2011

Exhibit A
Form of Certificate of Amendment

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
OF GEOGLOBAL RESOURCES INC.

GeoGlobal Resources Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:       That at a Meeting of the Board of Directors of GeoGlobal Resources Inc., resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article Fourth of the Certificate of Incorporation of this corporation be hereby amended to read in its entirety as follows:

The total number of shares of stock which the Corporation shall have the authority to issue is two-hundred-and-fifty-one million (251,000,000), consisting of two-hundred-and-fifty million (250,000,000) shares of Common Stock, each such share having a par value of $0.001, and one million (1,000,000) shares of Preferred Stock, each such share having a par value of $0.01.  The Board of Directors is expressly authorized to issue preferred stock without stockholder approval, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of Delaware.

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which special meeting the necessary number of shares as required by statute were voted in favour of the amendment.

THIRD:      That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:  That the capital of said Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said GeoGlobal Resources Inc. has caused this Certificate to be signed by Paul B. Miller, its President and Chief Executive Officer, and Patti J. Price, its Secretary, this ___ day of February, 2012.

Attest:        GeoGlobal Resources Inc.

Patti J. Price, Secretary	Paul B. Miller, President and Chief Executive Officer

APPENDIX:
FORM OF PROXY

GEOGLOBAL RESOURCES INC.
SUITE #200, 625 - 4 AVENUE S.W.
CALGARY, ALBERTA    T2P 0K2     CANADA

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Paul B. Miller, President and Chief Executive Officer and Patti J. Price, Secretary or either of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $0.001 per share ("Common Stock"), of the Company which the undersigned is entitled to vote at the special meeting of stockholders to be held at the Westin Hotel,  320 – 4 Avenue SW, Calgary, Alberta, T2P 2S6 at 3:30pm Mountain Time on Monday, the 6th of February, 2012, and at any adjournments or postponements thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the Notice of Special Meeting of Stockholders and the Proxy Statement (receipt whereof is hereby acknowledged).

1.      Approval of the Issuance of Securities as a Condition of Closing to the Transaction under the Rules and Regulations of the NYSE Amex.

Approval of the issuance

For |__|	Against |__|	Abstain |__|

2.      Approval of the Issuance of Securities in Connection with the Transaction under the Rules and Regulations of the NYSE Amex.

Approval of the issuance

For |__|	Against |__|	Abstain |__|

3.	Approval of an Amendment of Our Certificate of Incorporation to Increase the Number of Shares of Common Stock We Are Authorized to Issue

Approval of the adoption of the Amendment

For |__|	Against |__|	Abstain |__|

4.      In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.   IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated: ___________________

Signature
Title (if required)

Signature (if held jointly)